UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22616

GL Beyond Income Fund

(Exact name of registrant as specified in charter)

400 Fifth Avenue

Waltham, MA

02451

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

1/31

Date of reporting period: 1/31/13

Item 1.  Reports to Stockholders.

Annual Report

January 31, 2013

Investor Information: 1-855-754-7930

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of GL Beyond Income Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the GL Beyond Income Fund Annual Report. From inception on March 23, 2012 through the fund’s fiscal year end on January 31, 2013 the GL Beyond Income Fund total return was 6.53%. This compares to Barclays Aggregate Bond TR Index of 3.30% and S&P 500 Index total returns of 9.29%.*  It is worth noting this figure includes the initial phase of approximately two months during which time the fund held excessive cash levels. Total returns from June 1, 2012, once the fund had reached full deployment were 10.33% through year end 12/31/2012. Total returns from June 1, 2012 through the fund’s year end January 31, 2013 were 9.50%.

During the period under review, the GL Beyond Income Fund benefited from its investments in variable rate, consumer loan notes with low durations.  Most of these loans were issued to graduates of professional schools with careers in relatively non-cyclical employment segments.  The demand for these securities has remained strong and the GL Beyond Income Fund has worked diligently to match investor appetite with issuer supply while attempting to minimize zero-yielding cash balances.

The GL Beyond Income Fund also made dividend distributions each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses.  All dividends were automatically reinvested in additional shares of the Fund, unless shareholders elected to receive cash.

In 2013 the fund anticipates continued investor demand and will rely on its investment research team to review securities for purchase or direct issuance. The GL Beyond Income Fund will continue to monitor key macroeconomic indicators such as interest and unemployment rates while reviewing its credit policies on an ongoing basis.

We look forward to what we hope will be a successful year and thank you for being a GL Beyond Income Fund shareholder.

Sincerely,

Daniel Thibeault

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The GL Beyond Income Fund made quarterly distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  The Barclays Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities all with a maturity of greater than one year.

0698-NLD-03/19/2013

GL Beyond Income Fund

Performance of a $10,000 Investment (Unaudited)

Since Inception through January 31, 2013*

Total Returns as of January 31, 2013	Since Inception*
GL Beyond Income Fund	6.53%
Barclays Capital Aggregate Bond	3.30%
S&P 500 Index	9.29%
S&P/LSTA US Leveraged Loan 100 Index	4.88%

________________

* Commencement of operations is March 23, 2012.

The Barclays Capital Aggregate Bond Index, which used to be called the "Lehman Aggregate Bond Index," is a broad base index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in United States.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The S&P/LSTA Leveraged Loan 100 Index (LL100) dates back to 2002 and is a daily tradable index for the U.S. market that seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 3.50%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares.

 Portfolio Composition as of January 31, 2013 (Unaudited)

	Percent of Net Assets		Percent of Net Assets
Consumer Notes	93.56%	Medicine - Veterinary	3.06%
Medicine - Allopathic	50.38%	Pharmacy	0.79%
Medicine - Osteopathic	13.12%	PHD	0.41%
Dentistry	12.08%	MBA	0.12%
Law	9.73%	Other Assets Less Liabilities	6.44%
Other	3.87%	Net Assets	100.00%

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS
	January 31, 2013
Principal		Coupon (%) +	Maturity	Value #
	CONSUMER NOTES - 93.56% ^
	DENTISTRY - 12.08%
$ 25,824	Loan 000169779PL01	5.90%	11/20/2027	$ 25,824
12,404	Loan 003979204LE01	9.21	6/1/2026	10,543
11,920	Loan 004370884LE01	9.21	6/3/2026	10,132
16,903	Loan 033473834LE01	9.21	10/1/2026	16,903
22,824	Loan 044863227LE02	9.21	10/18/2025	19,401
20,460	Loan 062570894LE02	11.21	1/1/2025	17,391
14,939	Loan 072959867LE01	9.21	11/1/2024	12,698
20,896	Loan 085073207LE02	9.21	6/1/2025	17,762
21,599	Loan 093870014LE02	11.21	11/21/2026	21,599
10,190	Loan 121274404LE01	9.21	12/28/2025	8,661
20,408	Loan 125175834LE02	9.21	11/8/2026	20,408
14,994	Loan 137783824LE01	9.21	12/2/2024	12,745
27,621	Loan 140057254LE02	9.21	2/10/2027	27,621
21,905	Loan 150194976LE02	9.21	12/1/2025	18,619
9,891	Loan 156888414LE01	9.21	11/9/2024	8,407
18,978	Loan 157774084LE02	5.21	12/13/2025	18,977
29,956	Loan 174578844LE02	11.21	11/3/2026	29,956
29,376	Loan 185879044LE02	11.21	11/9/2026	29,376
19,788	Loan 186270814LE02	11.21	12/15/2024	16,820
24,803	Loan 282954094LE02	9.21	1/1/2027	23,563
17,131	Loan 300986184LE01	9.21	11/2/2024	14,562
3,577	Loan 330313715LE01	9.21	11/9/2024	3,040
10,417	Loan 332202958LE01	9.21	11/28/2026	10,417
21,277	Loan 335173467LE02	9.21	11/8/2026	21,277
20,833	Loan 358391864LE02	9.21	10/13/2026	20,833
27,192	Loan 415385615LE01	9.21	11/10/2026	27,192
10,721	Loan 420967164LE01	9.21	5/5/2025	9,113
25,296	Loan 440383944LE02	9.21	1/1/2027	25,296
12,808	Loan 481458309LE02	9.21	1/1/2027	10,887
20,430	Loan 518057903LE02	11.21	11/22/2025	20,430
3,054	Loan 529626376LE01	9.21	11/9/2024	2,901
13,280	Loan 530024944LE02	11.21	11/2/2025	11,288
22,525	Loan 537192885LE02	11.21	11/9/2025	19,146
26,472	Loan 604072884LE02	9.21	4/18/2027	22,501
6,496	Loan 620684916LE01	9.21	2/13/2027	5,522
29,154	Loan 621771109LE02	9.21	12/20/2026	29,154
19,704	Loan 678659674LE02	9.21	12/27/2024	16,749
18,887	Loan 711489354LE01	9.21	1/1/2027	16,054

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	DENTISTRY - 12.08% (Continued)
$ 17,703	Loan 722526989LE01	11.21%	8/27/2026	$ 17,703
12,814	Loan 729565124LE01	9.21	2/26/2027	10,892
13,907	Loan 743205804LE01	9.21	11/11/2026	13,907
26,869	Loan 765008794LE02	9.21	11/8/2026	26,869
25,045	Loan 798169844LE02	11.21	9/1/2026	21,288
2,998	Loan 800205355LE01	9.21	1/3/2026	2,547
13,141	Loan 831836465LE01	9.21	10/23/2025	11,170
19,159	Loan 868259224LE02	9.21	12/2/2024	16,285
6,452	Loan 893625718LE01	11.21	12/18/2026	6,452
20,619	Loan 925990143LE02	11.21	12/22/2026	20,619
14,790	Loan 948478634LE01	9.21	11/17/2024	12,572
968	Loan 952264845LE01	9.21	12/1/2024	920
24,402	Loan 982400789LE01	9.21	5/1/2027	20,742
5,988	Loan 987550864LE01	9.21	12/2/2024	5,688
22,488	Loan 999475597LE02	9.21	11/2/2025	19,114
				860,536
	LAW - 9.73%
2,339	Loan 000177583BA01	17.30	12/15/2014	2,339
18,269	Loan 000180171CC01	12.90	12/4/2017	18,269
2,801	Loan 000185115BA01	19.30	12/15/2014	2,801
2,647	Loan 000185175BA01	19.30	12/15/2014	2,647
3,243	Loan 000185279BA01	17.30	12/22/2014	3,243
3,268	Loan 000185684BA01	14.30	12/22/2014	3,268
2,590	Loan 007085434GB01	18.31	11/1/2014	2,590
3,067	Loan 015476605GB01	18.31	11/1/2014	3,006
2,872	Loan 017589275GB01	10.31	11/1/2014	2,872
3,088	Loan 018745600GB01	18.35	11/1/2014	2,718
3,932	Loan 019011000GB01	18.31	11/1/2014	3,460
3,507	Loan 019064400GB01	18.31	11/1/2014	3,507
3,229	Loan 019068500GB01	18.31	11/1/2014	3,229
4,320	Loan 019160800GB01	18.31	11/1/2014	4,320
3,344	Loan 019164500GB01	18.31	11/1/2014	2,942
2,808	Loan 019308300GB01	18.31	11/1/2014	2,808
3,539	Loan 019319600GB01	18.31	11/1/2014	3,115
1,386	Loan 029085715GB01	18.31	11/1/2014	1,386
4,997	Loan 041912767GB01	18.31	11/1/2014	4,997
3,629	Loan 049267184GB01	18.31	11/1/2014	3,629
2,359	Loan 055279824GB01	18.31	11/1/2014	2,359
3,045	Loan 072801309GB01	18.31	11/1/2014	3,045
3,942	Loan 081459779GB01	18.31	11/1/2014	3,942

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	LAW - 9.73% (Continued)
$ 3,034	Loan 083391625GB01	18.31%	11/1/2014	$ 3,034
3,537	Loan 085977427GB01	18.31	11/1/2014	3,537
3,867	Loan 091771536GB01	14.31	11/1/2014	3,867
29	Loan 091934957GB01	18.31	11/1/2014	29
3,187	Loan 091967754GB01	18.31	11/1/2014	3,187
111	Loan 118463294GB01	18.31	11/1/2014	111
3,776	Loan 118884404GB01	18.31	11/1/2014	3,776
4,630	Loan 120831556GB01	18.31	11/1/2014	4,630
3,681	Loan 122045346LE02	9.21	11/7/2024	3,497
17,272	Loan 122744116LE02	13.21	9/18/2025	14,681
19,069	Loan 125173284LE02	13.21	12/17/2024	16,209
3,508	Loan 129698653GB01	18.31	11/1/2014	3,508
17,115	Loan 130634274LE02	13.21	5/19/2025	14,548
3,533	Loan 152877614GB01	18.31	11/1/2014	3,533
2,115	Loan 153577235GB01	18.31	11/1/2014	2,115
5,008	Loan 162367085GB01	18.31	11/1/2014	4,407
2,525	Loan 166889943GB01	14.31	11/1/2014	2,525
2,791	Loan 181958188GB01	18.31	11/1/2014	2,456
4,407	Loan 182348539GB01	18.31	11/1/2014	4,407
2,300	Loan 194564667GB01	18.31	11/1/2014	2,300
9,968	Loan 196499593LE01	12.21	11/2/2024	8,473
2,837	Loan 198124604GB01	18.31	11/1/2014	2,837
3,997	Loan 201258188GB01	18.31	11/1/2014	3,997
22,262	Loan 217490835LE02	12.21	9/3/2025	18,922
3,646	Loan 224279457GB01	18.31	11/1/2014	3,646
2,775	Loan 224852887GB01	18.31	8/23/2014	2,775
3,334	Loan 231038825GB01	18.31	11/1/2014	3,334
4,022	Loan 240018796LE01	10.21	11/23/2025	4,022
3,864	Loan 241466988GB01	17.31	11/1/2014	3,864
2,701	Loan 243769435GB01	18.31	11/1/2014	2,701
17,922	Loan 245578657LE02	12.21	9/11/2025	15,234
2,594	Loan 253650497GB01	18.31	11/1/2014	2,594
4,565	Loan 270330126GB01	18.31	11/1/2014	4,565
3,653	Loan 270342205GB01	18.31	11/1/2014	3,653
2,631	Loan 272646697GB01	8.81	11/1/2014	2,631
2,409	Loan 280182754GB01	18.31	11/1/2014	2,409
3,074	Loan 288685003GB01	18.31	11/1/2014	3,074
3,080	Loan 299050705GB01	18.31	11/1/2014	3,080
16,631	Loan 308769214LE02	13.21	11/16/2024	14,136
2,107	Loan 313908199GB01	18.31	11/1/2014	2,107

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	LAW - 9.73% (Continued)
$ 2,631	Loan 320450775GB01	18.31%	11/1/2014	$ 2,578
2,640	Loan 320465774GB01	18.31	11/1/2014	2,640
58	Loan 324376857GB01	18.31	11/1/2014	58
2,165	Loan 329535326GB01	18.31	11/1/2014	2,165
3,466	Loan 329905116GB01	14.31	11/1/2014	3,466
3,922	Loan 332143894GB01	17.31	11/1/2014	3,922
14,823	Loan 332943776LE01	12.21	11/10/2024	12,600
3,106	Loan 335660519GB01	18.31	11/1/2014	3,106
3,544	Loan 341115397GB01	18.31	11/1/2014	3,119
4,992	Loan 359989203GB01	18.31	11/1/2014	4,992
3,172	Loan 376182695GB01	16.31	11/1/2014	3,172
4,218	Loan 379479803GB01	18.31	11/1/2014	4,218
3,133	Loan 379517786GB01	18.31	11/1/2014	3,133
7,082	Loan 382043949LE01	13.21	11/5/2024	6,020
4,303	Loan 387287865GB01	18.31	11/1/2014	4,303
4,347	Loan 396284513GB01	18.31	11/1/2014	4,347
4,071	Loan 411139234GB01	18.31	11/1/2014	4,071
3,066	Loan 414656857GB01	18.31	11/1/2014	3,066
3,486	Loan 420747645GB01	18.31	11/1/2014	3,486
3,229	Loan 430006305GB01	18.31	11/1/2014	3,229
3,063	Loan 434572067GB01	18.31	11/1/2014	3,063
2,857	Loan 437493635GB01	18.31	11/1/2014	2,857
3,204	Loan 438861857GB01	18.31	11/1/2014	2,820
2,933	Loan 441313634GB01	18.31	11/1/2014	2,933
1,066	Loan 449526346GB01	18.31	11/1/2014	1,066
2,656	Loan 461522747GB01	18.31	11/1/2014	2,656
2,383	Loan 486893665GB01	18.31	11/1/2014	2,383
3,274	Loan 511538604GB01	18.31	11/1/2014	3,274
2,426	Loan 523085685GB01	18.31	11/1/2014	2,426
42	Loan 525883015GB01	18.31	11/1/2014	42
3,532	Loan 531851398GB01	8.56	11/1/2014	3,532
2,423	Loan 532606934GB01	18.31	11/1/2014	2,423
2,362	Loan 541101084GB01	18.31	11/1/2014	2,362
3,393	Loan 556661017GB01	16.31	11/1/2014	3,393
3,926	Loan 559094673GB01	17.31	11/1/2014	3,926
2,941	Loan 559108766GB01	17.31	11/1/2014	2,941
3,056	Loan 583845035GB01	18.31	11/1/2014	3,056
2,328	Loan 585878543GB01	18.31	11/1/2014	2,328
3,047	Loan 591220554GB01	18.31	11/1/2014	2,986
2,340	Loan 614356227GB01	18.31	11/1/2014	2,340

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	LAW - 9.73% (Continued)
$ 2,528	Loan 615954037GB01	18.31%	11/1/2014	$ 2,528
1,993	Loan 620342255GB01	18.31	11/1/2014	1,993
2,768	Loan 631352149GB01	14.31	11/1/2014	2,768
4,693	Loan 652346015GB01	18.31	11/1/2014	4,693
3,485	Loan 664058807GB01	18.31	11/1/2014	3,485
3,353	Loan 666069267GB01	18.31	11/1/2014	3,353
2,827	Loan 669223306GB01	18.31	11/1/2014	2,827
7,223	Loan 682474874LE01	13.21	11/5/2024	6,139
3,752	Loan 682531455GB01	18.31	11/1/2014	3,752
6,633	Loan 686267607LE01	10.21	2/25/2025	5,638
3,023	Loan 696409924GB01	18.31	11/1/2014	3,023
1,994	Loan 696671825GB01	18.31	11/1/2014	1,994
4,137	Loan 700300375GB01	18.31	11/1/2014	3,641
2,785	Loan 701943494GB01	18.31	11/1/2014	2,785
3,855	Loan 712329908GB01	18.31	11/1/2014	3,855
11,590	Loan 722036245LE01	13.21	11/16/2024	9,851
3,241	Loan 723380369GB01	18.31	11/1/2014	3,241
3,228	Loan 730985534GB01	18.31	11/1/2014	3,164
2,875	Loan 731032895GB01	18.31	11/1/2014	2,875
12,102	Loan 731549225LE01	13.21	11/17/2024	10,286
3,125	Loan 734006944GB01	18.31	11/1/2014	3,125
4,964	Loan 737470583GB01	18.31	11/1/2014	4,368
2,643	Loan 740514526GB01	18.31	11/1/2014	2,591
2,877	Loan 741524367GB01	18.31	11/1/2014	2,532
2,978	Loan 742030085GB01	18.31	11/1/2014	2,621
2,591	Loan 745874694GB01	18.31	11/1/2014	2,539
4,138	Loan 750532979GB01	18.31	11/1/2014	4,055
3,531	Loan 752846388GB01	18.31	11/1/2014	3,531
2,850	Loan 752874999GB01	18.31	11/1/2014	2,850
7,479	Loan 755384743GB01	18.31	11/1/2014	7,479
1,594	Loan 762175604GB01	18.31	11/1/2014	1,594
2,609	Loan 765543247GB01	18.31	11/1/2014	2,609
3,337	Loan 766495005GB01	18.31	11/1/2014	3,337
3,880	Loan 768482287GB01	18.31	11/1/2014	3,880
4,048	Loan 771014799GB01	18.31	11/1/2014	4,048
3,141	Loan 771759125GB01	18.31	11/1/2014	3,078
1,523	Loan 779696164GB01	18.31	11/1/2014	1,523
2,342	Loan 781234865GB01	18.31	11/1/2014	2,061
3,217	Loan 802006399GB01	17.31	11/1/2014	3,217

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	LAW - 9.73% (Continued)
$ 2,255	Loan 802401184GB01	18.31%	11/1/2014	$ 2,255
1,936	Loan 803681359GB01	8.56	11/1/2014	1,935
2,719	Loan 813807179GB01	18.31	11/1/2014	2,393
3,607	Loan 822665366GB01	18.31	11/1/2014	3,607
3,104	Loan 826792573GB01	18.31	11/1/2014	3,104
3,272	Loan 831755519GB01	18.31	11/1/2014	3,272
22,114	Loan 832975727LE02	13.21	4/17/2026	18,797
14,198	Loan 833176884LE02	3.21	11/8/2024	14,198
3,793	Loan 840844815GB01	18.31	11/1/2014	3,793
3,828	Loan 852345336GB01	17.31	11/1/2014	3,828
3,966	Loan 858691763GB01	18.31	11/1/2014	3,966
12,378	Loan 861453766LE01	13.21	8/16/2025	10,521
4,138	Loan 870349958GB01	18.31	11/1/2014	3,642
3,691	Loan 878921055GB01	18.31	11/1/2014	3,691
2,840	Loan 902518106GB01	18.31	11/1/2014	2,499
3,447	Loan 920159748GB01	17.31	11/1/2014	3,378
2,267	Loan 920456105GB01	18.31	11/1/2014	1,995
3,060	Loan 932302369GB01	17.31	11/1/2014	3,060
3,689	Loan 940360174GB01	16.31	11/1/2014	3,689
3,155	Loan 951674356GB01	18.31	11/1/2014	2,777
3,118	Loan 952062709GB01	18.31	11/1/2014	2,744
2,879	Loan 965208684GB01	18.31	11/1/2014	2,879
1,802	Loan 971085154GB01	18.31	11/1/2014	1,766
3,532	Loan 973656067GB01	18.31	11/1/2014	3,532
21,017	Loan 991421264LE02	13.21	9/16/2025	17,864
2,916	Loan 991855535GB01	18.31	11/1/2014	2,915
				692,430
	MBA - 0.12%
8,554	Loan 000187954CC01	10.69	9/15/2017	8,554

	MEDICINE - ALLOPATHIC - 50.38%
18,712	Loan 000024012CC01	10.03	9/25/2017	18,712
4,600	Loan 000024012CC02	10.06	12/11/2017	4,600
23,703	Loan 000168246CC01	10.31	9/18/2017	23,703
13,370	Loan 000171472CC01	12.74	9/25/2017	13,370
19,753	Loan 000176495CC01	11.22	12/4/2017	19,753
12,015	Loan 000177785CC01	9.20	10/23/2017	12,015
10,103	Loan 000180991CC01	11.69	9/5/2017	10,103
11,718	Loan 000183794CC01	15.20	11/13/2017	11,718

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - ALLOPATHIC - 50.38% (Continued)
$ 8,140	Loan 000184602CC01	12.02%	1/15/2018	$ 8,140
13,371	Loan 000189971CC01	11.11	8/28/2017	13,371
26,562	Loan 000190586CC01	9.20	9/7/2017	26,562
10,784	Loan 000190908CC01	15.20	1/29/2018	10,784
5,700	Loan 000194060CC01	11.69	9/11/2017	5,700
6,170	Loan 000194882CC01	11.96	9/18/2017	6,170
20,444	Loan 000194921CC01	11.96	9/25/2017	20,444
11,391	Loan 000195728CC01	15.20	1/23/2018	11,391
10,734	Loan 000196301CC01	15.20	1/15/2018	10,733
8,526	Loan 000197473CC01	15.20	11/20/2017	8,526
5,046	Loan 012576526LE01	8.21	11/15/2025	4,794
20,399	Loan 013361528LE01	10.21	1/3/2026	17,339
10,689	Loan 013409188LE02	10.21	12/13/2026	9,086
16,659	Loan 020653274LE02	8.21	12/23/2026	14,660
2,240	Loan 022780558PC00	7.00	9/26/2036	2,240
26,583	Loan 024070024LE01	10.21	7/2/2026	26,583
28,332	Loan 024962729LE02	10.21	11/5/2026	28,332
21,979	Loan 043931568LE02	10.21	12/5/2025	18,682
23,528	Loan 045677885LE01	8.21	11/03/2026	19,999
26,063	Loan 051665215LE01	8.21	11/08/2026	22,153
8,154	Loan 052733989LE01	8.21	11/27/2024	8,154
22,105	Loan 061881914LE01	8.21	12/1/2025	22,105
5,263	Loan 062776644LE02	10.21	6/2/2026	5,263
6,987	Loan 077904856LE01	8.21	11/21/2025	5,939
9,553	Loan 078181054LE01	8.21	12/6/2024	8,120
26,048	Loan 080025736LE01	8.21	11/07/2026	22,141
21,050	Loan 081428747LE01	8.21	1/1/2027	21,050
26,317	Loan 082355267LE01	8.21	11/8/2025	22,368
13,124	Loan 082779624LE02	8.21	11/22/2025	13,124
26,825	Loan 093776113LE01	8.21	4/1/2026	26,825
11,462	Loan 093936308LE01	8.21	5/17/2026	11,462
6,017	Loan 093936308LE02	8.21	5/17/2026	6,017
22,428	Loan 100605936LE01	8.21	6/1/2027	19,064
26,325	Loan 101977464LE01	8.21	6/1/2027	25,009
27,675	Loan 103390577LE01	8.21	12/13/2025	23,524
26,562	Loan 110604766LE01	8.21	11/21/2026	26,562
15,843	Loan 112347716LE01	8.21	11/15/2025	13,466
12,416	Loan 112415399LE01	8.21	11/11/2025	12,415

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - ALLOPATHIC - 50.38% (Continued)
$ 27,329	Loan 117588824LE01	8.21%	12/6/2026	$ 27,329
20,374	Loan 118466064LE02	8.21	4/1/2026	17,318
27,276	Loan 119390196LE01	8.21	6/2/2026	27,276
24,017	Loan 122275834LE01	8.21	11/21/2026	24,017
19,601	Loan 122654607LE01	8.21	11/10/2024	16,661
21,114	Loan 130010796LE01	10.21	11/21/2026	21,114
27,122	Loan 137382674LE02	8.21	5/17/2026	27,122
6,702	Loan 146199495LE01	5.21	12/1/2025	6,702
26,851	Loan 151801337LE01	8.21	7/27/2026	26,851
19,587	Loan 154262475LE01	8.21	12/27/2024	16,649
26,973	Loan 154350297LE01	8.21	11/8/2026	26,973
27,708	Loan 157098903LE02	8.21	8/4/2026	27,708
7,636	Loan 157888874LE01	8.21	12/13/2024	6,491
10,530	Loan 158183204LE02	8.21	11/10/2026	10,530
17,932	Loan 160788127LE01	8.21	11/1/2025	17,035
26,627	Loan 163518528LE01	8.21	11/6/2026	22,100
17,797	Loan 164565025LE02	8.21	11/10/2026	17,797
25,331	Loan 166661885LE01	8.21	06/24/2026	21,532
11,082	Loan 170403946LE02	10.21	11/21/2025	9,420
13,253	Loan 184568655LE02	8.21	12/2/2026	13,253
837	Loan 188283894LE02	8.21	1/1/2026	796
26,369	Loan 189635116LE01	8.21	11/21/2026	26,369
23,502	Loan 193664885LE02	8.21	12/16/2026	23,502
27,003	Loan 193893397LE01	8.21	11/22/2026	27,002
27,369	Loan 194269445LE01	8.21	12/11/2026	27,369
26,565	Loan 197880824LE01	10.21	6/28/2027	22,581
23,814	Loan 208698875LE01	8.21	11/9/2026	23,338
26,374	Loan 213753074LE01	8.21	10/26/2025	26,374
26,507	Loan 216564275LE01	8.21	7/1/2026	26,507
3,000	Loan 217190894LE02	8.21	6/1/2025	3,000
27,675	Loan 218463614LE01	8.21	12/13/2026	27,675
4,252	Loan 220441087LE02	8.21	11/21/2025	3,614
26,254	Loan 230189374LE01	8.21	6/1/2027	22,316
26,745	Loan 244942017LE01	8.21	11/10/2024	26,745
12,177	Loan 245185578LE02	8.21	12/13/2025	11,568
20,776	Loan 261342389LE02	8.21	11/9/2025	19,737
6,269	Loan 261400367LE01	8.21	12/14/2025	5,328
5,158	Loan 269915116PC00	7.00	8/7/2036	5,158

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - ALLOPATHIC - 50.38% (Continued)
$ 8,020	Loan 269915116PC01	7.00%	8/7/2037	$ 8,020
5,904	Loan 275614424PC00	7.00	9/26/2036	5,904
6,186	Loan 275614424PC01	7.00	11/25/2027	6,186
21,875	Loan 277331676LE01	8.21	12/1/2026	21,875
24,823	Loan 278088074LE02	8.21	12/2/2026	21,099
20,195	Loan 290019716LE01	8.21	11/21/2026	20,195
13,745	Loan 304848075LE01	8.21	2/15/2027	13,745
13,578	Loan 304848075LE02	8.21	2/15/2027	13,578
27,469	Loan 313715378LE01	8.21	5/1/2026	27,469
8,359	Loan 317171217LE01	8.21	5/6/2027	7,941
5,981	Loan 346529094LE01	8.21	11/16/2024	5,682
11,838	Loan 347496434LE01	8.21	11/9/2025	11,246
25,227	Loan 348985874LE02	10.21	12/11/2026	21,443
24,308	Loan 350412395LE01	8.21	11/5/2026	24,308
21,306	Loan 350787166LE02	8.21	12/1/2025	18,110
5,094	Loan 356098333LE01	8.21	11/21/2025	4,840
16,951	Loan 358172743LE01	10.21	11/13/2025	14,408
8,714	Loan 361463716LE01	8.21	12/12/2025	8,104
27,630	Loan 363657508LE01	8.21	11/19/2024	27,630
12,947	Loan 373270425LE01	8.21	11/15/2025	10,746
26,533	Loan 389281724LE01	10.21	12/16/2025	22,552
6,371	Loan 390788106LE02	8.21	6/1/2026	6,371
20,418	Loan 392346776LE02	8.21	3/12/2027	14,905
29,983	Loan 400406355LE01	10.21	11/8/2026	29,983
27,965	Loan 400833835LE01	8.21	12/2/2026	27,965
12,810	Loan 407192753LE02	8.21	11/09/2025	12,169
4,097	Loan 408080287LE02	10.21	11/11/2026	4,097
27,146	Loan 411002317LE01	8.21	11/9/2026	27,146
19,808	Loan 421007195LE01	8.21	11/15/2026	16,836
21,705	Loan 422762706LE01	8.21	11/11/2026	21,705
16,260	Loan 424082169LE02	8.21	6/1/2026	13,821
1,353	Loan 446373637LE02	8.21	11/17/2024	1,150
16,614	Loan 448966864LE02	10.21	6/1/2027	14,122
21,317	Loan 449331526LE02	8.21	11/22/2025	18,119
28,297	Loan 449494564LE01	8.21	12/1/2026	28,297
19,181	Loan 450730675LE01	8.21	12/27/2024	16,304
27,051	Loan 452150936LE01	8.21	11/14/2026	27,051
25,197	Loan 460749625LE02	8.21	04/01/2026	21,418

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - ALLOPATHIC - 50.38% (Continued)
$ 29,794	Loan 478671703LE01	10.21%	12/2/2026	$ 29,794
5,514	Loan 492946576LE01	8.21	11/22/2025	4,687
18,649	Loan 494244897LE02	8.21	11/11/2026	18,649
6,855	Loan 497897245LE01	8.21	12/14/2024	5,827
20,661	Loan 500832625LE01	8.21	12/1/2026	20,661
14,157	Loan 519537596LE01	8.21	11/9/2024	12,034
26,741	Loan 520381716LE01	8.21	12/1/2026	26,741
10,760	Loan 521413767LE01	8.21	12/14/2025	10,222
14,142	Loan 521546404LE01	8.21	11/16/2024	13,435
20,063	Loan 529275423LE01	8.21	11/21/2025	20,063
25,691	Loan 529929316LE01	10.21	11/08/2026	21,837
27,332	Loan 530390566LE01	8.21	6/1/2025	27,332
10,004	Loan 534572004LE02	8.21	12/22/2026	8,504
26,648	Loan 546592425LE01	8.21	06/01/2026	22,650
20,360	Loan 546959434LE01	8.21	11/9/2026	19,952
8,523	Loan 549494023LE01	8.21	12/11/2025	8,097
17,925	Loan 550317526LE01	8.21	11/8/2025	15,236
22,750	Loan 554388245LE01	8.21	07/01/2026	19,338
28,358	Loan 556906554LE01	8.21	11/11/2025	28,358
27,401	Loan 558574285LE01	8.21	11/7/2026	27,401
1,946	Loan 564064065LE01	8.21	12/1/2024	1,848
26,100	Loan 569714316LE01	8.21	7/1/2026	26,100
10,982	Loan 581421364LE01	8.21	1/1/2026	10,982
10,747	Loan 581421364LE02	8.21	1/1/2026	10,747
27,977	Loan 582941464LE01	10.21	6/1/2027	23,780
10,949	Loan 612849264LE02	8.21	1/3/2026	10,402
6,818	Loan 613172884LE01	8.21	12/5/2024	5,795
26,761	Loan 621186924LE01	8.21	6/1/2026	26,761
28,094	Loan 630165548LE01	8.21	11/02/2024	28,094
13,882	Loan 633542024LE01	10.21	11/9/2025	13,882
19,927	Loan 648191023LE01	10.21	11/15/2025	16,938
27,168	Loan 650262354LE01	8.21	12/12/2026	27,168
20,504	Loan 653944827LE01	8.21	11/3/2025	17,429
21,071	Loan 660990506LE02	8.21	12/1/2025	17,911
19,026	Loan 667674044LE01	5.21	11/28/2025	19,026
28,107	Loan 671725444LE01	8.21	12/23/2026	28,107
26,730	Loan 681914716LE01	8.21	06/01/2026	22,720
21,424	Loan 681987356LE01	8.21	7/1/2026	18,211

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - ALLOPATHIC - 50.38% (Continued)
$ 19,772	Loan 683177149LE02	10.21%	11/11/2025	$ 19,772
28,054	Loan 686177123LE01	8.21	1/21/2027	28,054
26,145	Loan 686868827LE01	8.21	7/1/2027	22,224
26,336	Loan 692970556LE01	8.21	6/27/2026	25,019
13,896	Loan 694158827LE02	8.21	12/18/2026	13,896
12,497	Loan 696691573LE01	8.21	11/14/2024	11,873
20,648	Loan 697999805LE01	8.21	11/11/2025	17,551
24,765	Loan 703449309LE02	8.21	11/16/2025	24,765
11,776	Loan 709130576LE03	8.21	11/9/2024	10,009
11,460	Loan 713136369LE02	8.21	12/20/2024	11,460
16,290	Loan 729123506LE02	8.21	11/09/2024	13,847
20,937	Loan 733576654LE01	8.21	11/21/2026	20,937
27,877	Loan 740315566LE01	8.21	11/10/2026	27,877
7,884	Loan 743689348LE01	10.21	12/14/2025	6,701
25,713	Loan 747486037LE01	8.21	6/1/2027	21,856
6,538	Loan 751931366LE02	8.21	6/1/2027	6,211
25,717	Loan 753769368LE01	8.21	11/12/2026	25,717
24,810	Loan 761748265LE01	8.25	7/2/2027	23,569
26,499	Loan 767581467LE01	8.21	7/1/2027	22,524
4,467	Loan 771607929LE02	8.21	12/1/2024	4,244
4,015	Loan 773691168LE02	8.21	12/27/2024	3,815
26,457	Loan 774149027LE01	8.21	11/11/2026	25,928
11,104	Loan 788693684LE02	10.21	11/10/2025	9,439
10,492	Loan 792801517LE02	10.21	12/1/2026	10,492
26,314	Loan 802190753LE01	8.21	11/7/2025	24,998
26,796	Loan 807375845LE01	8.21	11/7/2026	26,796
7,100	Loan 812033126LE01	8.21	12/6/2024	6,035
9,627	Loan 819959584LE01	8.21	12/6/2024	9,146
14,603	Loan 832499953LE01	8.21	11/21/2025	13,873
10,520	Loan 832966556LE01	8.21	12/12/2025	8,942
16,131	Loan 847750004LE01	8.21	12/5/2025	13,711
27,012	Loan 852850546LE01	8.21	11/15/2026	27,012
27,507	Loan 855469687LE01	8.21	11/18/2026	24,207
27,968	Loan 859869213LE01	8.21	11/15/2026	27,968
2,031	Loan 860103375LE01	8.21	5/25/2025	1,727
17,035	Loan 868127815LE02	8.21	11/22/2025	14,480
26,219	Loan 877873733LE01	8.21	7/27/2027	24,908
27,360	Loan 879356423LE01	8.21	12/1/2026	27,360

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - ALLOPATHIC - 50.38% (Continued)
$ 15,245	Loan 881386956LE01	10.21%	11/11/2024	$ 12,958
15,669	Loan 883249455LE01	8.21	12/1/2024	13,319
13,870	Loan 891986118LE02	8.21	11/17/2025	13,870
28,014	Loan 936861864LE01	8.21	12/20/2026	28,014
20,894	Loan 939022396LE01	8.21	11/8/2026	20,894
16,018	Loan 951757568LE01	8.21	11/17/2025	15,217
10,084	Loan 959724195LE02	8.21	6/1/2027	9,578
20,736	Loan 967177193LE02	8.21	12/12/2025	19,699
26,363	Loan 972335799LE02	8.21	6/1/2026	26,363
9,816	Loan 978072215LE01	8.21	11/22/2024	8,343
26,737	Loan 979270514LE01	8.21	11/15/2026	26,737
26,237	Loan 993762005LE01	8.21	06/01/2026	22,301
2,193	Loan 994684157LE01	8.21	12/1/2024	1,864
				3,586,487
	MEDICINE - OSTEOPATHIC - 13.12%
28,832	Loan 000096142CC01	9.98	10/9/2017	28,832
9,233	Loan 000161645CC01	15.20	9/11/2017	9,233
19,360	Loan 000164757CC01	12.10	11/6/2017	19,360
14,884	Loan 000166476CC01	12.29	9/18/2017	14,884
18,699	Loan 000175693CC01	15.20	8/28/2017	18,699
16,332	Loan 000177744CC01	10.79	11/13/2017	16,332
12,320	Loan 000178890CC01	13.41	10/9/2017	12,320
7,494	Loan 000181679CC01	11.98	10/30/2017	7,494
8,418	Loan 000184793CC01	9.72	1/23/2018	8,418
7,390	Loan 000185355CC01	9.30	11/20/2017	7,390
7,639	Loan 000186435CC01	15.20	8/28/2017	7,639
5,295	Loan 000190988CC01	9.83	12/11/2017	5,295
12,640	Loan 000192668CC01	12.93	12/11/2017	12,640
6,209	Loan 000193323CC01	15.20	10/9/2017	6,209
11,566	Loan 000193488CC01	15.20	11/13/2017	11,566
11,529	Loan 000193491CC01	15.20	9/5/2017	11,529
6,740	Loan 000193770CC01	15.20	1/23/2018	6,740
7,619	Loan 000193886CC01	9.95	8/28/2017	7,619
28,394	Loan 000193923CC01	9.20	9/5/2017	28,394
11,356	Loan 000194608CC01	11.98	10/16/2017	11,355
50,000	Loan 000194611CC01	9.99	1/8/2023	50,000
9,487	Loan 000194794CC01	12.49	12/4/2017	9,487
16,454	Loan 000195676CC01	10.42	1/23/2018	16,454

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - OSTEOPATHIC - 13.12% (Continued)
$ 14,000	Loan 000196455TA01	9.30%	10/26/2022	$ 14,000
20,754	Loan 000196522CC01	15.20	11/20/2017	20,754
20,866	Loan 000272124LE01	10.21	11/7/2026	20,866
15,000	Loan 000562200CC01	11.72	8/14/2017	15,000
11,680	Loan 089138746LE01	8.21	11/09/2024	9,928
14,092	Loan 124974047LE02	8.21	12/2/2026	11,978
13,907	Loan 126672264LE01	10.21	1/2/2027	13,907
26,500	Loan 126966267LE01	8.21	5/21/2026	26,500
29,825	Loan 181172854LE02	10.21	12/1/2026	29,825
29,231	Loan 299174833LE02	10.21	11/16/2026	24,846
9,693	Loan 343448329LE02	8.21	11/17/2024	8,239
10,624	Loan 383379607LE02	8.21	11/9/2025	9,030
19,290	Loan 390416946LE01	8.21	11/9/2024	16,395
20,721	Loan 399681526LE02	8.21	11/10/2025	17,613
14,678	Loan 489425376LE01	8.21	11/9/2024	12,476
13,621	Loan 520836906LE02	8.21	11/10/2026	13,621
28,378	Loan 527587733LE01	10.21	6/2/2027	24,121
28,007	Loan 549194104LE02	10.21	06/01/2026	23,805
13,156	Loan 576305184LE01	8.21	11/25/2024	13,156
4,952	Loan 631711737LE02	8.21	2/28/2026	4,209
26,224	Loan 639626516LE01	8.21	05/27/2026	22,290
26,792	Loan 643687865LE01	8.21	6/26/2026	26,792
12,250	Loan 660307385LE02	8.21	11/18/2026	10,412
27,678	Loan 701058105LE02	8.21	12/8/2026	27,678
11,173	Loan 710822526LE02	8.21	11/10/2026	9,497
8,995	Loan 713293599LE02	10.21	1/21/2027	8,995
9,775	Loan 751909185LE03	8.21	11/17/2024	8,309
26,268	Loan 767463667LE01	8.21	12/1/2026	24,954
11,266	Loan 820286314LE02	8.21	10/25/2024	10,703
27,452	Loan 852924108LE01	8.21	12/24/2025	27,452
28,372	Loan 865798593LE02	8.21	12/1/2026	27,805
10,862	Loan 891308757LE01	8.21	12/3/2025	9,233
26,315	Loan 906101024LE01	8.21	6/24/2027	24,999
10,954	Loan 977855454LE02	10.21	2/19/2026	9,311
27,396	Loan 996193353LE02	8.21	5/22/2026	27,396
				933,984

See accompanying notes to financial statements.

	GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2013
Principal		Coupon (%)+	Maturity	Value
	MEDICINE - VETERINARY - 3.06%
$ 14,198	Loan 000171681CC01	12.45%	11/6/2017	$ 14,198
8,566	Loan 000174575CC01	10.73	1/29/2018	8,566
28,754	Loan 000181629CC01	11.99	1/8/2018	28,754
2,936	Loan 000183019CC01	15.20	1/23/2018	2,936
30,095	Loan 000188841PL01	5.90	11/6/2027	30,095
22,264	Loan 000191777PL01	5.90	12/11/2027	22,265
24,679	Loan 000193375CC01	11.70	10/2/2017	24,679
14,406	Loan 000197282CC01	9.46	1/29/2018	14,406
5,632	Loan 177782414LE02	9.21	2/28/2026	4,787
19,005	Loan 486360655LE02	9.21	11/12/2024	16,154
14,748	Loan 547368047LE01	11.21	12/14/2025	12,536
9,865	Loan 574707784LE01	9.21	7/22/2025	9,865
14,415	Loan 801513507LE01	9.21	12/15/2024	12,252
15,305	Loan 817157424LE01	9.21	5/14/2025	13,009
3,588	Loan 863249665LE02	9.21	11/5/2024	3,050
				217,552
	OTHER - 3.87%
6,643	Loan 000012822CC01	11.00	9/18/2017	6,643
23,845	Loan 000192453CC01	11.73	12/11/2017	23,845
30,000	Loan 000197935CC01	9.20	1/15/2018	30,000
9,134	Loan 071935187LE01	8.21	12/1/2025	8,677
24,318	Loan 142171264LE01	8.21	12/25/2026	24,318
26,378	Loan 342554349LE02	8.21	12/24/2026	26,378
20,981	Loan 444713664LE02	8.21	11/25/2025	17,834
5,965	Loan 445979404LE01	8.21	1/1/2026	5,666
26,856	Loan 592732004LE01	8.21	5/24/2026	26,856
18,544	Loan 734570084LE01	8.21	12/26/2026	18,544
20,478	Loan 786190783LE01	8.21	12/6/2026	20,478
10,025	Loan 868572295LE03	8.21	9/1/2025	10,025
8,578	Loan 868572295LE04	8.21	9/1/2025	8,577
29,113	Loan 869917386LE02	10.21	12/1/2026	28,530
20,049	Loan 923007159LE02	8.21	4/1/2025	19,047
				275,418
	PHARMACY - 0.79%
56,554	Loan 000192777PL01	5.90	10/9/2027	56,554

	PHD - 0.41%
29,198	Loan 000191786CC01	15.20	1/29/2018	29,198

	TOTAL CONSUMER NOTES ( Cost - $6,713,804)			$ 6,660,713

See accompanying notes to financial statements.

GL Beyond Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013

TOTAL INVESTMENTS - 93.56% ( Cost - $6,713,804) (a)	$ 6,660,713
OTHER ASSETS LESS LIABILITIES - 6.44%	458,562
NET ASSETS - 100.00%	$ 7,119,275

+ Variable rate securities.
# Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees.
^ Illiquid securities. Total illiquid securities represents 93.59% of net assets with a cost of $6,713,804 as of January 31, 2013.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same.

See accompanying notes to financial statements.

GL Beyond Income Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2013

Assets:
Investments in Securities at Fair Value (Identified cost $ 6,713,804)	$ 6,660,713
Cash	254,889
Due from Investment Adviser	41,303
Interest Receivable	187,749
Prepaid Expenses and Other Assets	30,790
Total Assets	7,175,444

Liabilities:
Payable to Affiliates	17,906
Accrued Shareholder Servicing Fee	1,463
Accrued Expenses and Other Liabilities	36,800
Total Liabilities	56,169

Net Assets (Unlimited shares of no par value beneficial interest	$ 7,119,275
authorized; 709,575 shares of beneficial interest outstanding)

Net Asset Value, Offering and Redemption Price Per Share
($7,119,275/709,575 shares of beneficial interest outstanding)	$ 10.03

Composition of Net Assets:
At January 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 7,172,366
Net Unrealized Depreciation on Investments	(53,091)
Net Assets	$ 7,119,275

See accompanying notes to financial statements.

GL Beyond Income Fund
STATEMENT OF OPERATIONS
For the Period Ended January 31, 2013 *

Investment Income:
Interest Income	$ 318,886
Total Investment Income	318,886

Expenses:
Investment Advisory Fees	58,440
Offering Cost Expense	40,040
Administration Fees	39,678
Chief Compliance Officer Fees	31,414
Transfer Agent Fees	27,257
Fund Accounting Fees	23,153
Legal Fees	22,279
Audit Fees	19,000
Printing Expense	16,057
Miscellaneous Expenses	13,012
Trustees' Fees	8,160
Shareholder Services Fees	6,493
Custody Fees	4,625
Insurance Expense	3,992
Registration & Filing Fees	2,409
Loan Servicing Fees	1,994
Total Expenses	318,003
Less: Fee Waived/Expenses Reimbursed by Adviser	(242,634)
Net Expenses	75,369
Net Investment Income	243,517

Net Realized and Unrealized Loss on Investments:
Net Change in Unrealized Depreciation on:
Investments	(53,091)
Net Realized and Unrealized Loss on Investments	(53,091)

Net Increase in Net Assets Resulting From Operations	$ 190,426
____
* The Fund commenced operations March 23, 2012

See accompanying notes to financial statements.

GL Beyond Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended
January 31, 2013*
Operations:
Net Investment Income	$ 243,517
Net Change in Unrealized Depreciations on Investments	(53,091)
Net Increase in Net Assets
Resulting From Operations	190,426

Distributions to Shareholders From:
Net investment income ($0.57 per share)	(243,517)
Return of Capital ($0.04 per share)	(16,726)
Total Distributions to Shareholders	(260,243)

Capital Share Transactions:
Proceeds from Shares Issued (685,808 shares)	6,950,941
Distributions Reinvested (25,839 shares)	258,879
Cost of Shares Redeemed (12,072 shares)	(120,728)
Total Capital Share Transactions	7,089,092

Total Increase in Net Assets	7,019,275

Net Assets:
Beginning of Period	100,000
End of Period	$ 7,119,275

____
* The Fund commenced operations March 23, 2012

See accompanying notes to financial statements.

GL Beyond Income Fund
STATEMENT OF CASH FLOWS

For the Period from March 23, 2012 (commencement of operations) to January 31, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 190,426
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(6,969,285)
Proceeds from paydowns of investments	328,265
Net unrealized (appreciation)/depreciation from investments	53,091

Net Accretion of Discounts	(72,784)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Adviser	(41,303)
Interest Receivable	(187,749)
Prepaid Expenses and Other Assets	(30,790)
Increase/(Decrease) in liabilities:
Payable to Affiliates	17,906
Accrued Shareholder Servicing Fee	1,463
Accrued Expenses and Other Liabilities	36,800
Net cash used in operating activities	(6,673,960)

Cash flows from financing activities:
Proceeds from shares sold	6,950,941
Payment on shares redeemed	(120,728)
Cash distributions paid	(1,364)
Net cash provided by financing activities	6,828,849

Net increase in cash	154,889
Cash at beginning of period	100,000
Cash at end of period	$ 254,889

See accompanying notes to financial statements.

GL Beyond Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Period Ended January 31, 2013 *

Net Asset Value, Beginning of Period	$ 10.00
From Investment Operations:
Net investment income (a)	0.81
Net loss from investments
(both realized and unrealized)	(0.17)
Total from operations	0.64

Less Distributions:
From net investment income	(0.57)
From return of capital	(0.04)
Total Distributions	(0.61)

Net Asset Value, End of Period	$ 10.03

Total Return (b)	6.53%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 7,119
Ratios to average net assets
Expenses, Gross	13.01%	(c)
Expenses, Net of Reimbursement	3.00%	(c)
Net investment income, Net of Waivers and Reimbursements	9.37%	(c)
Portfolio turnover rate	12%

__________
* The Fund commenced operations March 23, 2012
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and  capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total  return would have been lower.  Total returns for periods less than one year are not annualized.

(c) Annualized.

See accompanying notes to financial statements.

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2013

1.

ORGANIZATION

GL Beyond Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 11, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek income. The Fund pursues its investment objective by investing primarily in individual variable-rate interest income-producing debt securities (i.e. loans made to individuals that are represented by a note). The Fund does not primarily invest in pools of notes, but rather note-by-note. The Fund may also invest in mutual funds and exchange-traded funds ("ETFs") that invest primarily in fixed-rate or variable-rate fixed income securities.  The Fund commenced operations on March 23, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund managers anticipate that most all of the securities obtained by the Fund will be unlisted whole loans purchased in private transactions or loans made directly by the Fund.  The Fund plans to carry these securities at a fair value equal to their cost, adjusted to fair value based upon delinquency status, and loan premiums and/or discounts will be accounted for as prescribed by GAAP.  At each day’s end, the fund will adjust the valuation of the securities based on the individual performance of the loans.  Unlisted whole loans purchased or issued by the Fund carry variable interest rates (indexed to LIBOR or PRIME) which typically reset on a monthly or quarterly basis.  As a result, the impact of interest rate changes on security valuations is muted and the Adviser will rely primarily on delinquency as a driver of security valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2013 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Consumer Notes	$ -	$ -	$ 6,660,713	$ 6,660,713
Total	$ -	$ -	$ 6,660,713	$ 6,660,713

*Refer to the Portfolio of Investments for consumer classifications.

  There were no transfers into or out of Level 1 and Level 2 during the current period presented.

   It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Consumer Loans
Beginning Balance	$ -
Total realized gain (loss)	-
Appreciation (Depreciation)	(53,091)
Cost of Purchases	6,969,285
Paydowns	(328,265)
Accretion of Discount	72,784
Net transfers in/out of level 3	-
Ending Balance	$ 6,660,713

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique(s)	Unobservable Input(s)	Range of Unobservable Input(s)	Weighted Average of Unobservable input(s)
Consumer Loans	$ 6,660,713	Delinquency Analysis & Peer Group Performance	Days Deliquent	2% - 100%	5.95%

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Days Deliquent	Decrease	Increase

The Fund’s senior management contracted with Banker Resources and Solutions to create an initial asset valuation policy that would calculate the student loans’ market value based on approach used in the retail banking sector.    Assets are impaired by a percentage that correlates to the probability a loan will be written off based on how many days late the asset is.  The impairment applied will be reviewed quarterly, and adjusted up or down, to ensure when applied it is appropriately matching the actual results the fund is witnessing.  Additional enhancements to the valuation procedure will be considered quarterly to provide a more accurate reflection of the market value.

 Fixed Income Risk - When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a modest decline in the value of variable-rate fixed income securities. In general, the market price of variable-rate debt securities with longer times to interest rate reset will increase or decrease more in response to changes in interest rates than those with shorter times to interest rate reset.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Rising interest rates tend to increase the likelihood of issuer default.  These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk - There is a risk that note issuers will not make scheduled payments, resulting in losses to the Fund.  In addition, the credit quality of securities may decline if an issuer's financial condition deteriorates.  Lower credit quality may lead to greater volatility in the price of a note and in shares of the Fund.  Lower quality notes, as evaluated by the Adviser, are more likely to default than those considered prime by the Adviser or a rating evaluation agency or service provider.  An economic downturn or period of rising interest rates could adversely affect the market for these notes and reduce the Fund's ability to sell these securities.  The lack of a liquid market for these securities could decrease the Fund's share price.  Additionally, issuers may seek bankruptcy protection which will delay resolution of security holder claims and may eliminate or materially reduce liquidity.  Default, or

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

the market's perception that an issuer is likely to default, could reduce the value and liquidity of portfolio securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Lower quality notes offer the potential for higher return, but also involve greater risk than debt securities of higher quality, including an increased possibility that the issuer or guarantor, if any, may not be able to make its payments of interest and principal.  If that happens, the value of the security will decrease and may become worthless.  This will cause the Fund's share price to decrease and its income will be reduced.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Offering Costs – Offering costs incurred by the Fund of $46,396 were treated as deferred charges until operations commenced of which $40,040 are being amortized over a 12 month period using the straight line method. The remaining unamortized $6,356 as of January 31, 2013 will be amortized over the next fiscal year.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders –Distributions from investment income are declared, recorded, and paid on a quarterly basis.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by GL Capital Partners, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 2.00% of the average daily net assets of the Fund.  For the period ended January 31, 2013, the Adviser earned advisory fees of $58,440.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including organizational and offering expenses but excluding any taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at least until May 31, 2013, so that the total annual operating expenses of the Fund do not exceed 3.00% of the Fund’s average daily net assets.  Waivers

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

and expense reimbursement payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended January 31, 2013, the Adviser waived fees and reimbursed expenses of $242,634 and prior to commencement of operations, the Adviser reimbursed $19,484 in organizational costs all of which will expire in 2016.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Service Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the period ended January 31, 2013, the Fund incurred distribution fees of $6,493.

Loan Servicing Agreement – On loans that are serviced by GL Capital Partners, LLC, the Fund will pay a monthly adjustable rate fee of $100 plus a fee based on the percentage of the loan balance serviced plus an additional fee per loan that is delinquent or in collection. The fee based on a percentage of the loan balances rage from 0.05% - 0.0625% depending on whether the loan is in repayment or deferment and an additional $3.25 - $8.25 if a loan is delinquent or in collection.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale (paydown) of securities, other than short-term securities, for the period ended January 31, 2013 amounted to $6,969,285 and $328,265, respectively.

5.

REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline. The Board shall determine the quarterly repurchase offer amount.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

During the period ended January 31, 2013, the Fund completed three quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	June 26, 2012	September 14, 2012	December 14, 2012
Repurchase Request Deadline	July 20, 2012	October 15, 2012	January 14, 2013
Repurchase Pricing Date	July 20, 2012	October 15, 2012	January 14, 2013
Net Asset Value as of Repurchase Offer Date	$10.26	$10.14	$10.00
Amount Repurchased	$0	$0	$120,608
Percentage of Outstanding Shares Repurchased	0.00%	0.00%	1.67%

6.

LOAN AND PLEDGE AGREEMENT

Effective August 13, 2012 the Fund had a $500,000 revolving credit agreement with Taft Financial Services, LLC (“Taft Loan Agreement”) to engage in permitted borrowing. Amounts borrowed under the Taft Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance.

Borrowings under the Taft Loan Agreement are charged interest at a calculated rate based on the Federal Funds Rate plus one-half of one percent (0.50%). The loan is due on demand. The loan balance at January 31, 2013 was $0. For the period ended January 31, 2013, information related to borrowings under the Taft Loan Agreement is as follows:

Weighted Average Interest rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.65%	$334,495	109	$ 290	$ 340,000

7.

DISTRIBTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following period was as follows:

Fiscal Period Ended
January 31, 2013
Ordinary Income	$ 243,517
Return of Capital	16,726
$ 260,243

As of January 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October		Unrealized	Other	Total
Ordinary	Long-Term	and Late	Capital Loss	Appreciation/	Book/Tax	Accumulated
Income	Gains	Year Losses	Carry Forwards	(Depreciation)	Differences	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (53,091)	$ -	$ (53,091)

GL Beyond Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

Permanent book and tax differences primarily attributable to the tax treatment of fund distributions, resulted in reclassification for the Fund for the period ended January 31, 2013 as follows: a decrease in paid in capital of $16,726 and a decrease in accumulated net investment loss of $16,726.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

On March 27, 2013, the Fund paid a dividend of $0.1092 per share to shareholders of record on March 26, 2013.

The Fund completed a quarterly repurchase offer on April 22, 2013 which resulted in 4.19% of Fund shares being repurchased for $611,078.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GL Beyond Income Fund

We have audited the accompanying statement of assets and liabilities of GL Beyond Income Fund (the "Fund"), including the portfolio of investments, as of January 31, 2013, the related statements of operations, changes in net assets, cash flows and the financial highlights for the period March 23, 2012 (commencement of operations) through January 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2013 by correspondence with the custodian and/or loan servicing agents.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $6,660,713 (94% of net assets), whose fair values have been estimated under procedures established by the Board of Trustees in the absence of readily ascertainable fair values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GL Beyond Income Fund as of January 31, 2013, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period March 23, 2012 (commencement of operations) through January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 9, 2013

GL Beyond Income Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2013

As a shareholder of The Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (Shareholder Servicing) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the GL Beyond Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2012 through January 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/1/12)	Ending Account Value (1/31/13)	Expenses Paid During the Period (8/1/12 to 1/31/13)
Actual*	$1,000.00	$1,043.20	$15.41
Hypothetical (5% return before expenses)	$1,000.00	$1,010.05	$15.16

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Approval of the Investment Advisory Agreement (Unaudited)

In connection with the organizational meeting of the Board of Trustees (the “Board”) of GL Beyond Income Fund (the “Trust”), held on January 17, 2012 (the “Meeting”), the Board, including the Independent Trustees, discussed the approval of the Investment Advisory Agreement (the “Agreement”) between the Trust and GL Capital Partners, LLC (the “Adviser”).  The Trustees discussed the specific factors the Trustees should consider in evaluating an investment advisory contract, which include, but are not limited to, the following: the investment performance of the Fund and other accounts managed by the investment adviser; the nature, extent and quality of the services to be provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees then reviewed in detail the information provided by the proposed Adviser.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s draft Form ADV, which was subject to completion, and information regarding the Adviser’s organizational structure.  The Trustees considered a presentation given by a representative of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the capitalization of the Adviser based on financial information provided in the Board materials. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance of the Adviser.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Board considered the Adviser’s past performance with the firm’s private account, comprised of equities and bond funds, noting its performance compared to the S&P Index.  The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 2.25% annual advisory fee based on the average net assets of the Fund, which is above the average of a group of closed-end funds pursuing a similar investment strategy, based upon information derived from a Lipper database.  However, the Trustees noted advisory fee was within the range of reasonable fees charged by the advisers to the reference group of funds.  The Trustees also noted the Adviser is capping Fund expenses at 3.00%, which is above the average expenses of the reference group.  The Trustees further noted that the expense cap distinguishes the Fund from the reference group which does not uniformly benefit from an expense cap.  The Trustees noted that unless the Fund reaches $25 million, the Adviser will have to waive fees. The Trustees concluded that the Fund’s advisory fee, as well as its overall projected expense ratio was acceptable in light of the quality of the services the Fund expects to receive from the Adviser and the level of fees paid by similar funds.

Economies of Scale.  The Board considered whether there will be economies of scale in respect of the management of the Fund.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also noted any projection of profits is speculative.  They considered the proposed advisory fee, expected asset levels and other benefits to the Adviser’s affiliate to be derived from a security servicing agreement with the Fund.  The Board also considered the expected impact of the expense limitation agreement on the Adviser. The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.  The Board discussed that breakpoints are not necessary for the Fund because of the inherent expected size limit of the Fund due to the unique asset class.  The Board reserves the right to revisit this topic upon the next renewal to see if breakpoints are appropriate at that time.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Advisory Agreement.

GL Beyond Income Fund

TRUSTEE TABLE (Unaudited)

January 31, 2013

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Stephen M. Kezirian 1700 Pennsylvania Ave Washington, DC 20006 (1973)	Trustee since January, 2012	Chief Executive Officer, IBEX Global Solutions (2011-present) Chief Operating Officer, Cantor Gaming (2010-2011); General Manager/Vice-President-Telesales, Sprint Nextel Corporation (2004-2009)	1	None
Matthew D. Shevlin 8 River Terrace New York, NY 10282 (1977)	Trustee since January, 2012	Vice-President, Deutsche Bank (2007-present)	1	None

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Michael V. Tassone*** (1978)	Trustee, since October 2011; President since January 2012	Executive Vice President of Financial Operations, Graduate Leverage, LLC, 2005 to present	1	None
Logan Snyder (1982)	Treasurer, since January, 2012

Senior Advisor, GL Advisor (2010 to present); MBA student Notre Dame University (2009 to 2010); Counsel, RISC, LLC (2008-2009); Prior to 2008, law student University of Louisville Brandeis School of Law.

			N/A	N/A
James Colantino (1969)	Assistant Treasurer, since January 2012	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
Douglas H. Drozdowski (1978)	Secretary, since May 2012

Chief Compliance Officer, GL Capital Partners, LLC & GL Investment Services, LLC (May 2012 to Present) Chief Compliance Officer, GW & Wade, LLC and GW & Wade Asset Management Company, LLC (March 2011 to May 2012); Senior Compliance Manager, John Hancock Financial Services (Sept. 2006 to March 2011).

			N/A	N/A
William Kimme (1963)	Chief Compliance Officer and Anti-Money Laundering Officer, since January 2012

Senior Compliance Officer, Northern Lights Compliance Services, LLC (2011 to present); Regulatory and Compliance Professional, Mick & Associates, LLC (2009 to 2011); Assistant Director of Business Strategies, FINRA (2000 to 2009), Staff Attorney/Senior Attorney FINRA (1991-2000)

			N/A	N/A

* The term of office for each Trustee listed above will continue indefinitely.  Officers are elected annually.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

*** Mr. Tassone is an interested Trustee because he is also an officer (President) of the Fund

The Fund's Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-855-754-7930.

PRIVACY NOTICE
FACTS		WHAT DOES THE GL BEYOND INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the GL Beyond Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does GL Beyond Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-855-754-7930

Who we are
Who is providing this notice?	GL Beyond Income Fund
What we do
How does GL Beyond Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does GL Beyond Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ GL Beyond Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ GL Beyond Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ GL Beyond Income Fund does not jointly market.

Adviser	GL Capital Partners, LLC 400 5th Ave, Suite 600 Waltham, MA 02451
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Suite 2 Omaha, Nebraska 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street Suite 2 Omaha, Nebraska 68130
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, California 94104

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7930 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7930.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Matthew D. Shevlin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Shevlin is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $16,000

(b)

Audit-Related Fees

2013 - $0

(c)

Tax Fees

2013 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - $0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, GL Capital Partners, LLC (hereinafter, “GL”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, GL recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that GL would be in a position to cast a vote or called upon to vote a proxy.

In the event that GL does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, GL will process and vote all shareholder proxies and other actions in a timely manner insofar as GL can determine based on the facts available to GL at the time of its action, in the best interests of the affected GL advisory client(s).  Although GL expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to GL, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, GL may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to GL’s best judgment under the facts and circumstances presented.  Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

GL may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by GL.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Daniel J. Thibeault, Managing Director of GL Capital Partners, LLC (“the Adviser”), is the Fund's co-portfolio manager.  Mr. Thibeault shares primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Thibeault has served as Managing Director of the Adviser, assisting in the execution of investment strategies and marketing, since it was formed in November 2011.  Additionally, Mr. Thibeault serves as President and CEO of Graduate Leverage, LLC, where he directs marketing and investment strategy and investment selection, a position held since 2003.  Mr. Thibeault graduated from Dartmouth College in 1998, after which he joined the fixed income group at Goldman Sachs. Following his tenure at Goldman Sachs, he worked in GE Capital's Private Equity group, where he conducted strategic investments for the firm.  He then enrolled at Harvard Business School where he received his MBA in 2005. During his time at Harvard Business School, he and a few of his classmates identified an unfulfilled need for financial advisory support for graduate students, specifically as it related to managing their student loan debt. After conducting a field study project, the team founded Graduate Leverage, LLC in 2003 with the goal of helping fellow students lower the cost of their student loan debt. Mr. Thibeault has been featured in and contributed to many publications, including U.S. News and World Report, The Wall Street Journal, and Business Week magazine.

Frank Luisi, Vice President of the Adviser, is the Fund’s co-portfolio manager.  Mr. Luisi shares responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since December 2012.  Mr. Luisi is responsible for execution of investment strategies, risk management, and fund operations.  Prior to joining the Adviser in May 2011, Mr. Luisi was primarily engaged in pursuing an MBA from University of Virginia Darden School of Business during 2009 through 2011.  Mr. Luisi worked as a Summer Associate in Private Banking at Credit Suisse from June 2010 to August 2010.  From May 2005 to August 2009, Mr. Luisi managed marketing, underwriting, and risk management for Graduate Leverage, LLC’s student and consumer lending programs.  Mr. Luisi holds a B.A. degree in Economics from Colgate University and earned his MBA from University of Virginia Darden School of Business with a concentration in Asset Management.

As of March 31, 2013, Mr. Thibeault was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$1,412,386	1	$1,412,386
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of March 31, 2013, Mr. Luisi was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Thibeault and Mr. Luisi are compensated through a salary.

As of March 31, 2013, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Mr. Daniel J. Thibeault	Over $100,000
Mr. Frank Luisi	$10,001 - $50,000

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GL Beyond Income Fund

By (Signature and Title)

/s/ Daniel J. Thibeault

Daniel J. Thibeault, President

Date

5/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Daniel J. Thibeault

Daniel J. Thibeault, President

Date

5/10/13

By (Signature and Title)

/s/ Jay Bosse

       Jay Bosse, Treasurer

Date

5/10/13